UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2026
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Grindr Inc.
(Exact name of registrant as specified in its charter)
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Commission file number 001-39714
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Delaware	92-1079067
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

PO Box 69176 750 N. San Vicente Blvd., Suite RE 1400, West Hollywood, California	90069
(Address of Principal Executive Offices)	(Zip Code)
(310) 776-6680
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GRND	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On September 30, 2026, Grindr Inc. (the “Company”) and 18273618 Canada Inc., a Canadian corporation and wholly owned subsidiary of the Company (the “Buyer”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with PurposeMed Inc. (“PurposeMed”), the shareholders of PurposeMed party thereto (the “Sellers”), and Dr. Husein Moloo, solely in his capacity as the Sellers’ representative. The Purchase Agreement contemplates that at closing (the “Closing”), the Buyer will acquire all of the issued and outstanding shares of PurposeMed (the “Transaction”) for aggregate consideration consisting of (i) a base purchase price of $250 million, consisting of $190 million in cash and $60 million in shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), or an aggregate of 3,851,684 shares of Common Stock; plus (ii) an earnout payment of up to $70 million in cash. The earnout payment is subject to achievement by the PurposeMed business of certain financial performance targets for the fiscal year ending December 31, 2027, and, if earned, would be payable following the end of an applicable measurement period. The 3,851,684 shares of Common Stock to be issued were valued at $15.58 per share, which is the volume-weighted average price per share of the Common Stock for the 15 consecutive trading days ending on, and including, September 29, 2026, and will be subject to a 12-month lock-up following the Closing. The Company has guaranteed the Buyer’s obligations under the Purchase Agreement.
PurposeMed is the parent company behind the Freddie brand, a leading telehealth provider of PrEP and HIV prevention care, and the Transaction will include the acquisition of its partnerships with affiliated clinical networks.
The Purchase Agreement contains customary representations, warranties, covenants, and agreements of the Company, the Buyer, PurposeMed, and the Sellers. The Purchase Agreement also contains certain covenants, including those relating to the conduct of the business during the interim period from the date of the Purchase Agreement until the Closing. In connection with the Transaction, the Buyer has obtained a buyer-side representations and warranties insurance policy, which, in addition to the Sellers’ portion of the retention amount under the policy, will be its sole recourse with respect to breaches of the representations and warranties of PurposeMed and the Sellers contained in the Purchase Agreement. In addition, certain Sellers have agreed to indemnify the Company and the Buyer for certain specified liabilities, subject to certain customary limitations.
The consummation of the Transaction is subject to customary closing conditions including, among other things: (i) the accuracy of the representations and warranties of, and compliance with covenants by, the parties; (ii) the absence of a material adverse effect on PurposeMed; (iii) the absence of any law or order preventing the Closing; (iv) the completion of a pre-closing restructuring of PurposeMed; and (v) the approval for listing on the New York Stock Exchange of the shares of Common Stock to be issued in the Transaction. The Purchase Agreement may be terminated under certain circumstances, including by either the Buyer or the Sellers’ representative if the Closing has not occurred by December 30, 2026.
The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Form 8-K”) and is incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the shares of Common Stock to be issued pursuant to the Transaction is incorporated herein by reference.
The shares of Common Stock to be issued in connection with the Transaction will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), as a transaction by an issuer not involving a public offering. Each Seller receiving shares of Common Stock has made or will make customary investment representations to the Company in the Purchase Agreement.

Item 7.01    Regulation FD Disclosure.
On September 30, 2026, the Company issued a press release and posted a shareholder letter to its website announcing the entry into the Purchase Agreement. A copy of the Company’s press release dated September 30, 2026, and a copy of the shareholder letter dated September 30, 2026, are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
The information contained herein and the accompanying Exhibit 99.1 and Exhibit 99.2 are being furnished under “Item 7.01 Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
2.1†	Securities Purchase Agreement, dated as of September 30, 2026, by and among Grindr Inc., 18273618 Canada Inc., the Sellers named therein, PurposeMed Inc. and Dr. Husein Moloo, as the Sellers’ Representative
99.1	Press release dated September 30, 2026
99.2	Shareholder Letter dated September 30, 2026
104	Cover Page Interactive Data File, formatted in inline XBRL (embedded within the Inline XBRL document)

† Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K. The representations and warranties contained in the Purchase Agreement were made only for purposes of – and solely for the benefit of the parties to – the Purchase Agreement. Such representations and warranties are subject to qualifications and limitations, including disclosures made in confidential disclosure schedules, which were agreed upon by the contracting parties in connection with the Purchase Agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to materiality thresholds and apply a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of actual facts or of the condition of the Company or any other party to the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2026

GRINDR INC.

By:

/s/ John North
John North
Chief Financial Officer